SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        --------------------------------

         Date of Report (Date of earliest event reported): July 17, 2000


                           FPIC INSURANCE GROUP, INC.
      --------------------------------------------------------------------

             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
     ----------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        1-11983                                           59-3359111
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


            225 Water Street, Suite 1400, Jacksonville, Florida 32202
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (904) 354-2482
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                Page 1 of 4 Pages

Item 5.  Other Events

     On July 17, 2000, FPIC Insurance Group, Inc. (the "Company") announced that William R. Russell tendered his resignation as President and Chief Executive Officer of the Company and as a director of the Company. The Company also announced that John R. Byers has been elected interim President and Chief Executive Officer, and as a director of the Company.

     The  Company's  press  release,   which  further  describes  the  Company's
personnel changes, is attached hereto as an exhibit and is incorporated by reference hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial statements of business acquired: Not applicable.

     (b) Pro forma financial information: Not applicable.

     (c) Exhibits:

         (99) FPIC Insurance Group, Inc. Press Release dated July 17, 2000.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FPIC INSURANCE GROUP, INC.


Date:  July 19, 2000                  By:  /s/ John R. Byers
                                         ---------------------------------------
                                           John R. Byers
                                           President and Chief Executive Officer


                                Page 2 of 4 Pages

                                  EXHIBIT INDEX

     Exhibit Number

     (99) FPIC Insurance Group, Inc. Press Release dated July 17, 2000.


                                Page 3 of 4 Pages